UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

__________________________________________

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 31, 2015 (the “Closing Date”), Lakeland Industries, Inc. (the “Company”) completed a conditional closing of the sale of its wholly-owned subsidiary, Lake Brasil Industria E Comercio de Roupas E Equipamentos de Protecao Individual Ltda (“Lakeland Brazil”), to Zap Comércio de Brindes Corporativos Ltda (“Transferee”), a company owned by an existing Lakeland Brazil manager. This sale is pursuant to a Shares Transfer Agreement (the “Shares Transfer Agreement”) entered into on June 19, 2015, as previously disclosed by the Company. The transactions contemplated by the Shares Transfer Agreement, which shall be deemed to have been consummated as of the Closing Date, are subject to acceptance of the shares transfer on the Commercial Registry by the Brazilian authorities, which is expected to be completed within approximately thirty days of the Closing Date. Although no assurances can be given in that regard, the Company expects the Commercial Registry processing of the shares transfer will not adversely affect the closing.

On the Closing Date, Transferee paid R$1.00 to the Company and assumed all liabilities and obligations of Lakeland Brazil. Pursuant to the Shares Transfer Agreement, on the Closing Date, the Company issued to Lakeland Brazil a non-interest bearing promissory note for R$582,000 (approximately US $188,000) due and payable in two (2) installments: (i) R$288,300 (approximately US $84,000) on August 1, 2015, and (ii) R$294,500 (approximately US $86,000) on September 1, 2015, subject to certain conditions.

The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Shares Transfer Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2015 and is incorporated herein by reference. A copy of the press release announcing completion of a conditional closing of the sale of Lakeland Brazil is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited condensed consolidated pro forma financial information required by this Item is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

(d)	Exhibits.

10.1	Shares Transfer Agreement, dated as of June 19, 2015, by and among Lakeland Industries, Inc., Lake Brasil Industria E Comercio de Roupas E Equipamentos de Protecao Individual Ltda, Zap Comércio de Brindes Corporativos Ltda and Jack Antunes Nemer (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 25, 2015).
99.1	Press Release, dated August 6, 2015.
99.2	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer &
President

Dated: August 6, 2015

EXHIBIT INDEX

Exhibit

Number	Description

10.1	Shares Transfer Agreement, dated as of June 19, 2015, by and among Lakeland Industries, Inc., Lake Brasil Industria E Comercio de Roupas E Equipamentos de Protecao Individual Ltda, Zap Comércio de Brindes Corporativos Ltda and Jack Antunes Nemer (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 25, 2015).

99.1	Press Release, dated August 6, 2015.

99.2	Pro forma financial information.